CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income for the year	$ 1,941,307	$ 670,249
Derivative financial instruments (Note 18):
Reclassified from the cash flow hedge reserve to net income	1,176	1,176
Income tax impact		1,125
Cash flow hedge reserve, net of reclassification	1,176	2,301
Pension benefit obligations:
Remeasurement gain (loss) on pension benefit obligations (Note 15)	1,641	(194)
Income tax impact	166	230
Equity securities (Note 18):
Net change in fair value of equity securities	(73,865)	(95,457)
Income tax impact	695	9,874
Total other comprehensive income that will not be reclassified to profit or loss, net of tax	(71,363)	(85,547)
Other comprehensive loss for the year	(70,187)	(83,246)
Comprehensive income for the year	$ 1,871,120	$ 587,003